                                               --------------------------------
                                               /         OMB APPROVAL         /
                                               --------------------------------
                                               / OMB Number:        3235-0060 /
                                               / Expires:      March 31, 2003 /
                                               / Estimated average burden     /
                                               / hours per response....  1.25 /
                                               --------------------------------


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                 FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    May 17, 2001
                                                    ----------------------------
                             AFC Enterprises, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Minnesota                          000-32369                             58-2016606
---------------------------------   ---------------------------------   ---------------------------------
 (State or other jurisdiction of         (Commission File Number)       (IRS Employer Identification No.)
      incorporation)


 Six Concourse Parkway, Suite 1700, Atlanta, Georgia                30328-5352
--------------------------------------------------------------------------------
     (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code  (770) 391-9500
                                                    ----------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   Other Events and Regulation FD Disclosure.

          Reference is made to the press release of the registrant, issued on May 17, 2001, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

          None.

(b)       Pro forma financial information.

          None.

(c)       Exhibits.

Exhibit No.  Description
-----------  -----------

99.1         Press Release of AFC Enterprises, Inc. issued on May 17, 2001.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AFC ENTERPRISES, INC.
                                     -----------------------------------------
                                                   (Registrant)

Date  May 17, 2001                   /s/ Gerald J. Wilkins
     ----------------------------    -----------------------------------------
                                     Gerald J. Wilkins
                                     Executive Vice President and Chief
                                     Financial Officer